UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR Section 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2024

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42451	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

52 E. 83rd Street, New York, New York	10028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 979-3072

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TDACU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	TDAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TDACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 24, 2024, Translational Development Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the full exercise of the underwriter’s over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,075,000 warrants (the “Private Placement Warrants”). 4,825,000 Private Placement Warrants were sold to TDAC Partners LLC, the Company’s sponsor, and 2,250,000 Private Placement Warrants were sold to the underwriter in the IPO, in each case at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $7,075,000.

A total of $174,225,000 net proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of December 24, 2024 reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

99.1	Audited Balance Sheet as of December 24, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2024

TRANSLATIONAL DEVELOPMENT ACQUISITION CORP.

By:	/s/ Michael B. Hoffman
Name:	Michael B. Hoffman
Title:	Chief Executive Officer